EXHIBIT 10.71

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THAT ACT.

                               SSP SOLUTIONS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.:_____________                               Number of Shares: ______
Date of Issuance: March 28, 2003

         SSP SOLUTIONS, INC., a Delaware corporation (the "COMPANY"), hereby certifies that, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, _________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Standard Time on the Expiration Date (as defined herein), _______ (_______) fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "WARRANT SHARES") at the Warrant Exercise Price (as defined herein).

         Definitions.

         The following words and terms as used in this Warrant shall have the following meanings:

         (a) "AGREEMENT" means the promissory note issued by the Company to the holder of this Warrant as of March 28, 2003.

         (b) "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which the Principal Market is authorized or required to be closed to trading.

         (c) "CLOSING SALE PRICE" means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or, if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing trade price is reported for such security by Bloomberg, the last closing ask price for such security as reported by Bloomberg, or, if no last closing ask price is reported for such security by Bloomberg, the average of the highest bid price and the lowest ask price of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC. If the Closing Sale Price cannot be calculated for that security on that date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined by the Company's board of directors in good faith.

         (d) "COMMON STOCK" means (i) the Company's common stock, par value $0.01 per share, and (ii) any capital stock into which the Common Stock has been changed or any capital stock resulting from a reclassification of the Common Stock.

         (e) "EXPIRATION DATE" means the day immediately preceding the fifth anniversary of the Warrant Date.

         (f) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         (g) "PRINCIPAL MARKET" means The Nasdaq National Market or, if the Common Stock is not traded on The Nasdaq National Market, then the principal securities exchange or trading market for the Common Stock.

         (h) "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (i) "SUBSCRIPTION FORM" means the Subscription Form attached hereto and incorporated herein as EXHIBIT A.

         (j) "WARRANT" means this Warrant and all Warrants issued in exchange, transfer or replacement of this Warrant.

         (k) "WARRANT EXERCISE PRICE" shall be the greater of $.70 per share or the conversion price of the Shelter Capital Partners financing, not to exceed $1.30 per share, subject to adjustment as hereinafter provided.

2. EXERCISE OF WARRANT.

         2.1 EXERCISE; DELIVERY OF CERTIFICATES. This Warrant may be exercised, at the option of the holder, at any time and from time to time (a) after effectiveness of the Registration Statement and (b) prior to the end of business on the Expiration Date, for all or any part of the Warrant Shares. This Warrant may be exercised by delivering the payment of the Warrant Exercise Price for the number of Warrant Shares being purchased and concurrently surrendering this Warrant to the Company at its principal office (the "DESIGNATED OFFICE"), together with the Subscription Form attached hereto duly completed and signed. The Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the holder as the record owner of those shares as of the close of business on the date on which this Warrant was surrendered and payment made therefor. Certificates for Warrant Shares so purchased shall be delivered to the holder within three Business Days after this Warrant has been exercised, and, in case of a purchase of less than all of the Warrant Shares purchasable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three Business Days, shall execute and deliver to the holder a new Warrant of like tenor for the balance of the Warrant Shares. Each stock certificate so delivered shall be registered in the name of the holder or, subject to compliance with applicable laws, such other name as shall be designated by the holder.

         2.2 PAYMENT OF WARRANT PRICE. Payment of the Warrant Exercise Price may be made, at the option of the holder (i) by certified or official bank check,
(ii) by wire transfer, or (iii) by "Cashless Exercise" as described in SECTION 2.4.

         2.3 NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

         2.4 CASHLESS EXERCISE. Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "net number" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

         Net Number = (A X B) - (A X C)
                      -----------------
                              B

                  For purposes of the foregoing formula:

                           A = the total number of shares with respect to which this Warrant is then being exercised.

                           B = the Closing Sale Price of the Common Stock on the date immediately preceding the date of the subscription notice.

                           C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

         2.5 EXERCISE RESTRICTIONS.

              2.5.1 BENEFICIAL OWNERSHIP LIMITATION. Notwithstanding anything herein to the contrary, the holder may not exercise, and the Company may not cause the holder to exercise, this Warrant to the extent such exercise would result in the holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion or exercise of this Warrant or any other instrument of the Company (including the Note which accompanied this Warrant) held by the holder after application of this SECTION 2.5. Since the holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the holder or an affiliate thereof, the holder shall have the authority and obligation to determine whether the restriction contained in this SECTION 2.5 will limit any particular exercise hereunder and to the extent that the holder determines that the limitation contained in this SECTION 2.5 applies, the determination of the amount of this Warrant is exercisable shall be the responsibility and obligation of the holder. If the holder has delivered a Subscription Form that, without regard to any other shares that the holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the holder of this fact and shall honor the exercise for the maximum amount permitted to be exercised on the exercise date in accordance with this SECTION 2.5. If this Warrant was not surrendered on the exercise date, the Company shall provide the holder written notice of the amount actually exercised. If the holder surrendered this Warrant on the exercise date, the Company shall, at the option of the holder, either retain any portion of the Warrant Exercise Price tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant Exercise Price to the holder. The provisions of this
SECTION 2.5 may be waived by the holder (but only as to itself and not to any other holder of a Note or Warrant) in whole or in part (x) upon not less than 61 days prior notice to the Company and (y) immediately upon written notice to the Company in the event of the occurrence or notice of an intended or pending Change of Control. Other holders of Notes and Warrants shall be unaffected by any such waiver. For purposes of this SECTION 2.5, "CHANGE OF Control" means (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), (ii) the sale or transfer of all or substantially all of the Company's assets, (iii) a purchase, tender or exchange offer made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound providing for any of the events set forth in
(i), (ii) or (iii) above.

3. COVENANTS AS TO COMMON STOCK.

         The Company hereby covenants and agrees as follows:

         (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

         (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         (d) The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (e) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

         (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

4. TAXES.

         The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER.

         Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this SECTION 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

6. REPRESENTATIONS OF HOLDER.

         The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, the holder is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, representations concerning the Warrant Shares in substantially the form of the first sentence of this SECTION 6.

7. OWNERSHIP AND TRANSFER.

         (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

         (b) This Warrant and the rights granted hereunder shall be assignable by the holder hereof without the consent of the Company.

         (c) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Agreement.

8. ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES.

         The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

8.1 ADJUSTMENT OF WARRANT EXERCISE PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this SECTION 8.1 shall become effective at the close of business on the date the subdivision or combination becomes effective

         8.2 DISTRIBUTION OF ASSETS. If the Company declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

         (a) the Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

         (b) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (a), or (B) if the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (a).

         8.3 CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this SECTION 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holder of this Warrant; provided that no such adjustment will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this SECTION 8.

8.4 NOTICES.

         (a) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

         (b) The Company will give written notice to the holder of this Warrant at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

         (c) The Company will also give written notice to the holder of this Warrant at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

9. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

         (a) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing the assets or the successor resulting from the Organic Change (in each case, the "ACQUIRING ENTITY") written agreement to deliver to the holder of this Warrant in exchange for this Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant (including, an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on exercises), if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision to insure that the holder of this Warrant will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of the Warrant (without regard to any limitations on exercises), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of the Warrant as of the date of the Organic Change (without taking into account any limitations or restrictions on the exercisability of the Warrant).

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.

         If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or in the case of a mutilated Warrant, the Warrant), issue a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

11. NOTICE.

         Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           SSP Solutions, Inc.
                           17861 Cartwright Road
                           Irvine, California 92614
                           Telephone:       949-851-1085
                           Facsimile:       949-851-8679
                           Attention:       Chief Financial Officer

                  With copy to:

                           Rutan & Tucker, LLP
                           611 Anton Boulevard, Fourteenth Floor
                           Costa Mesa, California 92626-1998
                           Telephone:       714-641-5100
                           Facsimile:       714-546-9035
                           Attention:       Gregg Amber, Esq.

         If to a holder of this Warrant, to it at the address and facsimile number set forth on the Company's records, or at such other address and facsimile as is delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of the notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of the transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

12. AMENDMENTS.

         This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought.

13. DATE.

         The date of this Warrant is the date of issuance first set forth above (the "WARRANT DATE"). This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of SECTION 6 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

14. AMENDMENT AND WAIVER.

         Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder of this Warrant.

15. SECTION DESCRIPTIVE HEADINGS; GOVERNING LAW.

         The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In any action, dispute, litigation or other proceeding concerning this Warrant (including arbitration), exclusive jurisdiction shall be with the courts of California, with the County of Orange being the sole venue for the bringing of the action or proceeding.

16. WAIVER OF JURY TRIAL.

         BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS WARRANT, THE AGREEMENT AND/OR ANY RELATED AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first above written.

                                  SSP SOLUTIONS, INC.

                                  By:  /S/ MARVIN J. WINKLER
                                      ------------------------------------------
                                      Marvin J. Winkler, Chief Executive Officer

                                  By:  /S/ THOMAS E. SCHIFF
                                      ------------------------------------------
                                      Thomas E. Schiff, Chief Financial Officer

                              EXHIBIT A TO WARRANT
                              --------------------

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                               SSP SOLUTIONS, INC.

         The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of SSP Solutions, Inc., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

         1. FORM OF WARRANT EXERCISE PRICE. The holder intends that payment of the Warrant Exercise Price shall be made as:

            ____________         "CASH EXERCISE" with respect to
                                 _________________ Warrant Shares; and/or

            ____________         "CASHLESS EXERCISE" with respect to
                                 _________________ Warrant Shares (to the extent permitted by the terms of the Warrant).

2. PAYMENT OF WARRANT EXERCISE PRICE. If the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. DELIVERY OF WARRANT SHARES. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

         Date: _______________ __, ______

                                                  ______________________________
                                                  Name of Registered Holder

                                                  By: __________________________

                                                  Name: ________________________

                                                  Title: _______________________

                                 ACKNOWLEDGMENT

         The Company hereby acknowledges this Subscription Form and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated __________, 200__ from the Company and acknowledged and agreed to by [TRANSFER AGENT].

                                          SSP SOLUTIONS, INC.

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

                              EXHIBIT B TO WARRANT
                              --------------------

                              FORM OF WARRANT POWER

         FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of SSP Solutions, Inc., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:  _________, 200_                      ___________________________________

                                             By:________________________________

                                                Its:____________________________